                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          MID-AMERICAN REALTY INVESTMENTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 APRIL 24, 1996

To the Shareholders of Mid-America Realty Investments, Inc.:

    Notice is hereby given that the Annual Meeting of Shareholders will be held at 10:00 a.m. on Wednesday, April 24, 1996 at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska for the following purposes:

    (1) To elect directors to serve for the following year.

    (2) To ratify the appointment of independent public accountants.

    (3) To transact such other business as may properly come before the meeting.

    The Directors have fixed the close of business on March 1, 1996 as the record date for shares entitled to vote at the meeting.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.
                                          Jerome L. Heinrichs

                                                    [SIG]
                                          Chairman and Chief Executive Officer

March 20, 1996

                      MID-AMERICA REALTY INVESTMENTS, INC.
                             11506 Nicholas Street
                                   Suite 100
                             Omaha, Nebraska 68154

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders of Mid-America Realty Investments, Inc. (the "Company") to be held on Wednesday, April 24, 1996 at 10:00 a.m. at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska. A copy of the Company's Annual Report for the fiscal year ended December 31, 1995 accompanies this Proxy Statement. The executive offices of the Company are located at 11506 Nicholas Street, Suite 100, Omaha, Nebraska 68154.

    Shareholders of record as of the close of business on March 1, 1996 will be entitled to vote at the meeting. On that date, there were 8,281,007 shares of common stock outstanding.

    The presence of a majority of the outstanding shares of common stock, represented in person or by proxy at the meeting, will constitute a quorum. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum. Proxies relating to "street name" shares that are voted by brokers on some matters will be treated as shares present for purposes of determining the presence of a quorum, but will not be treated as shares entitled to vote at the annual meeting on those matters as to which authority to vote is withheld by the broker ("broker non-votes").

    The five nominees receiving the highest vote totals will be elected as directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote. A broker non-vote will not be counted as an affirmative vote or a negative vote because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority.

    A shareholder giving a proxy may revoke it before the meeting by mailing a signed instrument revoking the proxy to: Secretary, Mid-America Realty Investments, Inc., Suite 100, 11506 Nicholas Street, Omaha, Nebraska 68154. To be effective, a mailed revocation must be received by the Secretary before the date of the Annual Meeting. A shareholder may also attend the Annual Meeting in person, and at that time withdraw his or her proxy and vote in person. This proxy statement is being mailed to shareholders on or about March 20, 1996.

    The proxy is being solicited by the Board of Directors of the Company. Proxies may also be solicited by officers and employees of the Company, and by Kissel-Blake, Inc. and its employees, by means of personal contacts or telephone contacts. The cost of solicitation of proxies including the cost of reimbursing banks, brokers, and other record holders for forwarding proxies and proxy statements to the beneficial holders of the shares, will be borne by the Company. The estimated cost of the proxy solicitation services obtained from Kissel-Blake, Inc. is $4,000, plus out-of-pocket expenses.

                             ELECTION OF DIRECTORS

    All directors of the Company are elected at each Annual Meeting. Pursuant to the By-Laws, the number of directors to be elected is five. Any vacancy on the Board will be filled by a vote of the remaining directors. Each person so elected shall serve until the Company's next Annual Meeting and/or until his successor is elected and qualified.

    The persons named as proxies in the accompanying proxy intend to vote for the election of the persons named below, all of whom are presently directors of the Company, to serve until the next Annual Meeting of Shareholders and/or until their successors are elected and shall qualify. It is expected that each of the nominees will be able to serve, but if such nominee is unable to serve for any reason, the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees.

PERSONS NOMINATED FOR ELECTION AS DIRECTORS

      NAME, POSITION AND                         PRINCIPAL OCCUPATION
    TENURE WITH THE COMPANY      AGE           FOR THE PAST FIVE YEARS
-------------------------------  ---  ------------------------------------------
Jerome L. Heinrichs              56   Mr.  Heinrichs  was appointed  Chief Oper-
Chairman and Chief Executive          ating Officer in  April 1992 and  Chairman
Officer                               and  Chief  Executive  Officer  in October
Director Since October 1986           1992. Mr.  Heinrichs was  the  co-founder,
                                      President  and  Chairman of  the  Board of
                                      Investors Realty, Inc., Omaha, Nebraska, a
                                      commercial  and  industrial  real   estate
                                      brokerage,  leasing and management company
                                      from 1975 to April 1992.

Daniel A. Burkhardt              48   Mr. Burkhardt has been a Principal in  the
Director Since January 1989           Investment Banking Department of Edward D.
                                      Jones   &  Co.  since  January  1980.  Mr.
                                      Burkhardt also  serves as  a Director  for
                                      the  following  organizations:  The  Essex
                                      County  Gas   Company,  Amesbury,   Massa-
                                      chusetts;  St. Joseph Light and Power, St.
                                      Joseph   Missouri;   Galaxy    Cablevision
                                      Management,   Inc.,   Sikeston,  Missouri;
                                      Community Investment  Partners I  and  II,
                                      St.   Louis,  Missouri;  and  Southeastern
                                      Michigan  Gas  Enterprises,  Port   Huron,
                                      Michigan.

      NAME, POSITION AND                         PRINCIPAL OCCUPATION
    TENURE WITH THE COMPANY      AGE           FOR THE PAST FIVE YEARS
-------------------------------  ---  ------------------------------------------
Michael F. Lawler                50   Mr.  Lawler has been Treasurer of Tenaska,
Director Since January 1990           Inc., Omaha,  Nebraska,  an  international
                                      developer  of independent and cogeneration
                                      power projects since  November 1991.  From
                                      1985  to October 1991,  he was Senior Vice
                                      President  of   Finance  and   Information
                                      Systems    of   Mercy   Midlands,   Omaha,
                                      Nebraska.

John L. Maginn                   56   Mr. Maginn has  been Executive Vice  Pres-
Director Since June 1992              ident,  Chief Investment Officer and Trea-
                                      surer of Mutual of Omaha Insurance Company
                                      and United of Omaha Life Insurance Company
                                      since August 1987. He is also President of
                                      Mutual Asset Management Company.

Gary R. Hawkins                  49   Mr. Hawkins  is  a  partner  in  the  real
Director Since January 1996           estate  development  company Hawkins-Smith
                                      Development Co. located  in Boise,  Idaho.
                                      He is active as a senior instructor in the
                                      commercial  investment division of the Na-
                                      tional Association  of Realtors.  For  the
                                      past 20 years, Mr. Hawkins has written and
                                      taught  courses on  shopping center devel-
                                      opment and market feasibility.

DIRECTOR MEETINGS AND COMPENSATION

    The Board of Directors met six times during 1995. The Board of Directors has assigned certain responsibilities to committees. All incumbent directors attended at least 75% of the meetings of the Board and Committees on which he served.

    The Audit Committee consists of Mr. Lawler (Chairman) and Mr. Maginn. The Audit Committee recommends the independent accounting firm to be retained each year, meets periodically with the independent accountants and management to review the scope of audit procedures, to review audit reports and to consider internal control and financial reporting matters. The Committee met one time in 1995.

    The Finance Committee consists of Mr. Lawler (Chairman), Mr. Maginn and Mr. Heinrichs. The Finance Committee reviews the Company's operating results and financial position (including short-term and long-term liquidity), evaluates potential sources of capital and reviews proposals for potential acquisitions. The Committee met six times in 1995.

    The Compensation Committee consists of Mr. Burkhardt (Chairman) and Mr. Lawler. The Compensation Committee determines the amount and types of renumeration to be paid to management employees and administers the Company's stock plans. The Committee met three times in 1995.

    The Company does not have a standing Nominating Committee.

    Directors who are not employees of the Company receive fees of i) $10,000 per annum (50% of this retainer is paid in the form of Company stock), ii) $500 for each meeting of the Board of Directors ($250 for telephone meetings), and
iii) $250 for each committee meeting ($150 for telephone meetings).

EXECUTIVE OFFICERS OF THE COMPANY

                                                           PRINCIPAL OCCUPATION
         NAME AND POSITION                AGE            FOR THE PAST FIVE YEARS
------------------------------------      ---      ------------------------------------
Jerome L. Heinrichs, Chief Executive          56   See  "Persons Nominated for Election
Officer                                            as Directors"
Dennis G. Gethmann, President and             46   Mr.   Gethmann   was   promoted   to
Chief Operating Officer                            President    and   Chief   Operating
                                                   Officer   in   January   1995.   Mr.
                                                   Gethmann  has  been  Chief Financial
                                                   Officer of the Company since October
                                                   1993. Mr. Gethmann was the President
                                                   and  Chief   Financial  Officer   of
                                                   Financial  Services  with  Marquette
                                                   Partners, Minneapolis, Minnesota,  a
                                                   real  estate  firm that  managed and
                                                   owned commercial  real estate,  from
                                                   March 1990 to October 1993.

OWNERSHIP OF SHARES BY DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth certain information concerning all shares beneficially owned as of March 1, 1996 by each director and executive officer. The voting and investment power for all shares listed are held solely by the named holder.

                                                     SHARES         PERCENTAGE OF
NAMED DIRECTOR OR EXECUTIVE OFFICER            BENEFICIALLY OWNED   COMMON STOCK
---------------------------------------------  ------------------   -------------
Jerome L. Heinrichs                                  96,175*            1.16%
Dennis G. Gethmann                                   39,860*           **
John L. Maginn                                        6,767            **
Michael F. Lawler                                     3,167            **
Daniel A. Burkhardt                                   3,133            **
Gary R. Hawkins                                         500            **
                                                    -------              ---
Directors and Executive Officers as a Group
 (6 persons)                                        149,602             1.81%
                                                    -------              ---
                                                    -------              ---

-------------------
 * Includes options for shares (75,000 for Mr. Heinrichs and 25,000 for Mr. Gethmann) exercisable at $10.75 per share the listed persons have the right to acquire pursuant to stock options exercisable within 60 days of March 1, 1996.

**  Less than 1% of the Company's common stock.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information available to the Company and as reported on Schedule 13Gs filed with the Securities and Exchange Commission in February 1996 with respect to shares of the Company held by those persons known to the Company to be beneficial owners (as determined under the rules of the Securities and Exchange Commission) of more than 5% of the Company's shares of common stock then outstanding:

                                              SHARES BENEFICIALLY OWNED
                                             ----------------------------
                                                              PERCENT OF
              NAME AND ADDRESS               NUMBER OF       TOTAL SHARES
             OF BENEFICIAL OWNER              SHARES         OUTSTANDING
      ---------------------------------      ---------       ------------
      Merrill Lynch & Co., Inc.               751,300            9.07%
      World Financial Center, North
      Tower
      250 Versey Street
      New York, New York 10281
      The Travelers Group, Inc.               509,977            6.16%
      65 East 55th Street
      New York, New York 10022
      Palisade Capital Management,            480,000            5.80%
      L.L.C.
      One Bridge Plaza, Suite 695
      Fort Lee, New Jersey 07024

SUMMARY COMPENSATION TABLE

    The following table shows compensation paid by the Company for services rendered during 1995, 1994 and 1993 to the Chief Executive Officer and the only other executive officer of the Company whose salary and bonus exceeded $100,000 in 1995.

                                                                                        ALL OTHER
           NAME AND PRINCIPAL POSITION               YEAR       SALARY       BONUS     COMPENSATION
-------------------------------------------------  ---------  -----------  ---------  --------------
Jerome L. Heinrichs,                                    1995  $ 150,000    $  22,500   $  24,453(1)
 Chairman and Chief Executive Officer                   1994    150,000            0      17,830(2)
                                                        1993    139,164        3,500           0
Dennis G. Gethmann,                                     1995    135,000       22,500      16,212(3)
 President and Chief Operating Officer                  1994    110,000            0      17,702(4)
                                                        1993     21,685(5)         0           0

-------------------
(1) Represents $13,955 paid by the Company for the annual premium on life insurance on the executive's life in 1995 pursuant to the Company's Executive Death Benefit Plan, $10,000 of contributions by the Company during 1995 pursuant to the Company's Executive Deferred Compensation Plan and $498 of benefits associated with the Company's Executive Health Insurance Program.

(2) Represents $13,955 paid by the Company for the annual premium on life insurance on the executive's life in 1994 pursuant to the Company's Executive Death Benefit Plan and $3,875 of contributions by the Company during 1994 pursuant to the Company's Executive Deferred Compensation Plan.

(3) Represents $4,260 paid by the Company for the annual premium on life insurance on the executive's life in 1995 pursuant to the Company's Executive Death Benefit Plan, $8,438 of contributions by the Company during 1995 pursuant to the Company's Executive Deferred Compensation Plan and $3,514 of benefits associated with the Company's Executive Health Insurance Program.

(4) Represents $10,536 moving costs paid by the Company to Mr. Gethmann in 1994, $4,260 paid by the Company for the annual premium on life insurance on the executive's life in 1994 pursuant to the Company's Executive Death Benefit Plan and $2,906 of contributions by the Company during 1994 pursuant to the Company's Executive Deferred Compensation Plan.

(5) The amounts shown for Mr. Gethmann are from the date he started employment with the Company (October 21, 1993) until December 31, 1993.

OPTION GRANTS IN 1995

    The following table sets forth information on grants of stock options pursuant to the Company's Stock Option Plan during 1995 to the executive officers in the summary table. No stock appreciation rights have been granted by the Company.

                                                                                                           POTENTIAL
                                                                                                        REALIZABLE VALUE
                                                                                                           AT ASSUMED
                                                                                                        ANNUAL RATES OF
                                                                                                          STOCK PRICE
                                                         % OF TOTAL                                     APPRECIATION FOR
                                           OPTIONS     OPTIONS GRANTED                                   OPTION TERM(2)
                                          GRANTED(1)   TO EMPLOYEES IN     PRICE                        ----------------
                  NAME                       (#)         FISCAL YEAR     ($/SHARE)    EXPIRATION DATE     5%       10%
----------------------------------------  ----------   ---------------   ---------   -----------------  -------  -------
Jerome L. Heinrichs                         50,000           50%           $8.00     December 27, 2005  $252,000 $637,000
Dennis G. Gethmann                          50,000           50%           $8.00     December 27, 2005  $252,000 $637,000

-------------------
(1) All options granted in 1995 become exercisable on December 27, 1997. The options have a ten-year term and were granted at a market price of the Company's stock on the date of grant.

(2) Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. The numbers are calculated based upon the requirements promulgated by the Securities and Exchange Commission. The actual value, if any, the executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so there is no assurance that the value realized will be at or near the potential realizable value as calculated above.

OPTION EXERCISES IN 1995 AND YEAR-END VALUES TABLE

                                                                                          VALUE OF
                                                                         NUMBER OF      UNEXERCISED
                                                                        UNEXERCISED    IN-THE- MONEY
                                                                      OPTIONS AT FY-     OPTIONS AT
                                                                          END (#)        FY-END (#)
                                     SHARES ACQUIRED  VALUE REALIZED   EXERCISABLE/     EXERCISABLE/
               NAME                  ON EXERCISE (#)        $          UNEXERCISABLE   UNEXERCISABLE
-----------------------------------  ---------------  --------------  ---------------  --------------
Jerome L. Heinrichs                          0                0       50,000 / 75,000      0 / 0
Dennis G. Gethmann                           0                0       16,667 / 58,333      0 / 0

EMPLOYMENT AGREEMENTS

    The Company and Mr. Heinrichs are parties to an employment agreement dated April 13, 1992. Mr. Heinrichs receives a base salary of at least $120,000 per annum plus customary fringe benefits, which base salary is to be reviewed by the Board of Directors on an annual basis.

    The Company and Mr. Gethmann are parties to an employment agreement dated January 20, 1994. Mr. Gethmann receives a base salary of at least $110,000 per annum plus customary fringe benefits, which base salary is to be reviewed by the Board of Directors on an annual basis.

    Each employment agreement is terminable by either party thereto at any time subject to certain notice requirements; provided, if the Company terminates an employment agreement without cause (as defined in each employment agreement), the terminated executive will receive severance pay equal to his normal monthly pay for a period of two years. If an employment agreement is terminated following a change in control of the Company (as defined in each employment agreement), the terminated executive will receive severance payments equal to 200% of his then current annual base salary.

REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee is responsible for establishing and administering the executive compensation and stock option plans for the Company. The Committee is composed of non-employee directors.

    The base salary for the Company's executive officers is reviewed annually by the Committee, and the Committee approved a 5.5% cost-of-living increase for 1996. The Committee also considers discretionary bonus payments on an annual basis. The Committee approved 1995 bonuses of $22,500 to each of Mr. Heinrichs and Mr. Gethmann based upon their efforts in (i) increasing the Company's Funds From Operations by 10% during 1995, (ii) successfully resolving litigation relating to the Company's Silvis, Illinois property and (iii) negotiating the extension of significant borrowings which matured in 1995.

    The Committee also established during 1994 the Executive Death Benefit Plan and the Executive Deferred Compensation Plan, both of which are designed to further assist the Company in attracting and retaining executive officers. Under the Executive Death Benefit Plan, the Company purchased a $300,000 split-dollar life insurance policy on the Chief Executive Officer and a $225,000 split-dollar life insurance policy on the President. The executive officer pays the "term" portion of the annual premium and the Company pays the balance of the annual premium (which amount must be repaid to the Company from the proceeds of the policy), which amount is reflected as "all other compensation" in the Summary Compensation Table. Under the Executive Deferred Compensation Plan, the executive officers are entitled to defer a portion of their base salary and annual bonuses. The Company matches up to 50% of such deferrals up to $10,000 per executive per year. Such Company contributions vest 50% after five years and in installments thereafter. The Company matching contributions, and the interest credited to the deferred accounts on an annual basis, are included in "all other compensation" in the Summary Compensation Table.

    The Committee also administers the Company's Stock Plans. The Committee determined in December 1995 to make a substantial option grant to each of Mr. Heinrichs and Mr. Gethmann. The Committee noted that no options had been granted since October 1993. The Committee intended to create an incentive for the executives to increase the Company's stock price, and deferred exercisability of the options for two years in order to financially encourage the executives to remain with the Company. The Committee decided to grant an option for 50,000 shares to each executive (20% of the number of shares issuable under the Stock
Plan) exercisable at the market price of the common stock on the grant date.

    Mr. Heinrichs serves as Chairman and Chief Executive Officer. His base salary was increased by 5.5% to $158,250 per annum effective January 1, 1996. Mr. Heinrichs' initial base salary was established under his employment agreement (see "Employment Agreements"), and increases were based on performance criteria in his employment agreement.

    Mr. Gethmann was hired as Chief Financial Officer in October 1993 and was promoted to President and Chief Operating Officer in January 1995. In conjunction with his promotion, his base salary was increased to $135,000 per annum from $110,000 per annum. His initial base salary was established pursuant to his employment agreement (see "Employment Agreements"). Mr. Gethmann's base salary was increased by 5.5% to $142,425 effective January 1, 1996.

                                          The Compensation Committee

                                            Daniel A. Burkhardt, Chairman
                                            Michael F. Lawler

STOCK PRICE PERFORMANCE GRAPH

    The following performance graph compares the performance of the Company's common stock to the total returns in the Standard and Poor's 500 Stock Index ("S & P 500 Index") and the National Association of Real Estate Investment Trusts Total Return Index for Equity REITs ("NAREIT Equity Index"). The performance graph shows the cumulative, five-year shareholders returns. The graph assumes that the value of the investment in the Company's common stock, the S & P 500 Index and the NAREIT Equity Index was $100 at December 31, 1990 and that any dividends were reinvested.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           MID-AMERICA REALTY
            INVESTMENTS, INC.    NAREIT EQUITY INDEX    S&P 500 INDEX
12/31/90                100.00                 100.00           100.00
12/31/91                 98.79                 135.70           130.55
12/31/92                 86.02                 155.49           140.56
12/31/93                 89.78                 186.06           154.60
12/31/94                 67.14                 191.95           156.63
12/31/95                 80.21                 221.26           215.25

                   RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

    The Board of Directors, upon the recommendation of the Audit Committee, has appointed Deloitte & Touche LLP as the independent certified public accountants to audit the books and accounts of the Company and its consolidated subsidiary for the year 1996 subject to ratification by shareholders. Deloitte & Touche LLP has audited the Company's books and records every year since 1987.

    A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions by shareholders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be included in the Company's proxy statement for the 1997 annual meeting of shareholders must be received by the Company no later than November 10, 1996 in order for such proposals to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                 OTHER MATTERS

    The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Annual Meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter and upon such proposal in accordance with their best judgment.

Mid-America Realty Investments, Inc.
Proxy for the Annual Meeting of Shareholders to be held on April 26,
1995

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
COMPANY

The undersigned hereby constitutes and appoints Jerome L. Heinrichs and Dennis G. Gethmann, or either of them, with full power of substitution in each of them, for and on behalf of the undersigned to vote as proxies, as directed and permitted herein, at the 1996 Annual Meeting of Shareholders of the Company to be held at the Marriott Hotel, 10220 Regency Circle, Omaha, Nebraska, on Wednesday, April 24, 1996 at 10:00 a.m., and at any adjournment thereof, upon matters set forth in the Proxy Statement and, in their judgment and discretion, upon such other business as may properly come before the meeting.

(Please mark this Proxy and sign and date it on the reverse side hereof and return it in the enclosed envelope.)

Please mark in oval in the following manner using dark ink only.
Withhold
For All Nominees
Withhold For Only
The Following Nominee(s):
Vote For All Nominees
Item 1. Election of Directors -- for the following nominees for
Director: Daniel A. Burkhardt, Jerome L. Heinrichs,
Michael F. Lawler, John L. Maginn, Gary R. Hawkins
For
Against
Abstain

Item 2. Ratify the appointment of independent public accountants for 1996.
For
Against
Abstain


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.


Dated                 , 1996

(Signature of Shareholder)

(Signature of Shareholder)

PLEASE DATE AND SIGN NAME EXACTLY AS IT APPEARS ON THIS CARD AND
RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should give title.